               CIM HIGH YIELD SECURITIES -- 1998 REVIEW & OUTLOOK

     The total return for CIM High Yield Securities (the "Fund") was (3.09)% before Fund expenses and (4.95)% after Fund expenses, based on net asset value ((5.45%) total return based on market value), for the year ended December 31, 1998. The Fund underperformed its benchmark, the Credit Suisse First Boston High Yield Index, which had a total return of 0.58% for the same period. Relative to other, less risky fixed income asset classes, high yield securities underperformed both investment grade corporate securities and 10 year Treasury securities, which returned 8.57% and 12.87%, respectively. Past performance is not indicative of future results.

     Market conditions for high yield securities were very difficult during 1998, particularly in the latter half of the year. The global financial crisis of late summer/early fall caused an unprecedented flight from the more risky high yield securities to U.S. Treasuries, resulting in severe underperformance of high yield securities. High yield spreads, which began the year at 386 basis points versus comparable Treasuries, widened to approximately 657 basis points by year end 1998. Although both demand and market valuations did improve late in 1998, risk premiums remained much higher than earlier in 1998 as global financial stress has given way to growing concerns about the sustainability of domestic economic growth and the U.S. corporate earnings outlook.

     We expect the market for high yield assets in 1999 will remain highly volatile as the U.S. and global economies move to below trend rates of growth. We further anticipate that the Federal Reserve will continue to pursue an accommodative course for monetary policy and as such, a U.S. recession should be avoided. While on balance we believe the high yield sector will outperform the less risky Treasury sector during the year -- due largely to the higher yield cushion that high yield securities currently offer -- we remain cautious with regard to the portfolio's risk profile. We will continue to favor issuers with strong cash flow positions and a demonstrated ability to access the capital markets to meet their financing requirements.

     Thank you for your support during a difficult year and we look forward to a prosperous 1999.

                                          INVESCO (NY), Inc.

February 24, 1999

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- 123.0%
             TELECOMMUNICATION -- 19.2%
$  325,000   Hermes Euro Railtel, Sr. Notes, 11.500%, 08/15/07...........  $    350,187
   750,000   Hyperion Telecommunications, Inc., Sr. Discount Notes,
               0/13.000%, 04/15/03**.....................................       555,000
 1,000,000   Intermedia Communication, 8.50%, 01/15/08...................       960,000
   700,000   Iridium LLC Capital Corp., Sr. Sub. Notes, 11.250%,
               07/15/05..................................................       590,625
 1,000,000   Level 3 Communications, 9.125%, 05/01/08....................       995,000
   700,000   MGC Communications, Inc., Sr. Notes, 13.000%, 10/01/04......       465,500
   500,000   Omnipoint Corp., Sr. Notes, 11.625%, 08/15/06...............       347,500
 1,000,000   PSINet, Inc., Sr. Notes, 10.000%, 02/15/05..................       990,000
 1,000,000   Primus Telecom Group, 11.750%, 08/01/04.....................     1,050,000
 1,000,000   Source Media, 12.000%, 11/01/04.............................       750,000
   750,000   Star Choice Communications, Sr. Secured Notes, 13.000%,
               12/15/05..................................................       746,250
                                                                           ------------
                                                                              7,800,062
                                                                           ------------
             OIL AND GAS -- 7.7%
 1,000,000   Continental Resources, 10.250%, 08/01/08....................       860,000
   750,000   Costilla Energy, Inc., Sr. Notes, 10.250%, 10/01/06.........       532,500
   500,000   Ocean Energy, Inc., Sr. Sub. Notes, 10.375%, 10/15/05.......       530,000
   500,000   Ocean Energy, Inc., 8.375%, 07/01/08........................       475,000
   750,000   Vintage Petroleum, Inc., Sr. Sub. Notes, 9.000%, 12/15/05...       742,500
                                                                           ------------
                                                                              3,140,000
                                                                           ------------
             CABLE T.V. -- 10.5%
 1,000,000   Charter Communications International, Inc., Sr. Notes,
               11.250%, 03/15/06.........................................     1,117,500
 1,250,000   Galaxy Telecommunication L.P., Sr. Sub. Notes, 12.375%,
               10/01/05..................................................     1,390,625
 1,000,000   Intermedia Capital Partners, Sr. Notes, 11.250%, 08/01/06...     1,127,500
   600,000   James Cable Partners, 10.750%, 08/15/04.....................       627,750
                                                                           ------------
                                                                              4,263,375
                                                                           ------------
             METALS AND MINERALS -- 4.3%
 1,000,000   AEI Holding Company, Sr. Notes, 10.500%, 12/15/05***........     1,000,000
   750,000   Kaiser Aluminum & Chemical Corporation, Sr. Sub. Notes,
               12.750%, 02/01/03.........................................       744,375
                                                                           ------------
                                                                              1,744,375
                                                                           ------------
             STEEL -- 0.2%
   700,000   Acme Metals, Inc., Sr. Notes, 10.875%, 12/15/07.............        77,000
                                                                           ------------
             HEALTHCARE -- 7.4%
   600,000   Dade International, Inc., Sr. Sub. Notes, 11.125%,
               05/01/06..................................................       666,750
   525,000   HealthSouth Corp., 3.250%, 04/01/03.........................       448,219
 1,250,000   Magellan Health Services, Inc., Sr. Sub. Notes, 9.000%,
               02/15/08..................................................     1,118,750
   700,000   Maxxim Medical, Inc., Sr. Secured Sub. Notes, 10.500%,
               08/01/06..................................................       754,250
                                                                           ------------
                                                                              2,987,969
                                                                           ------------
             OTHER RETAILERS -- 1.9%
   750,000   Central Tractor Farm & Country, Sr. Notes, 10.625%,
               04/01/07..................................................       765,000
                                                                           ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             SURFACE TRANSPORT -- 2.5%
$  500,000   American Commercial Lines, 10.250%, 06/30/08................  $    510,000
   750,000   Ameritruck Distribution Corp., Sr. Sub. Notes, 12.250%,
               11/15/05..................................................        52,500
   500,000   Stena AB, Sr. Notes, 8.750%, 06/15/07.......................       470,625
                                                                           ------------
                                                                              1,033,125
                                                                           ------------
             BUSINESS EQUIPMENT AND SERVICES -- 6.1%
 1,000,000   Unisys Corp., Sr. Notes, 12.000%, 04/15/03..................     1,122,500
   500,000   Unisys Corp., Sr. Notes, 7.875%, 04/01/08...................       530,000
   820,000   United Stationers Supply, 8.375%, 04/15/08..................       823,075
                                                                           ------------
                                                                              2,475,575
                                                                           ------------
             HOME FURNISHINGS -- 6.2%
 1,000,000   Lifestyle Furnishings, Inc., Sr. Sub. Notes, 10.875%,
               08/01/06..................................................     1,100,000
   500,000   Salton/Maxim Housewares, 10.750%, 12/15/05***...............       499,375
   825,000   Shop Vac Corp., Sr. Secured Notes, 10.625%, 09/01/03........       900,281
                                                                           ------------
                                                                              2,499,656
                                                                           ------------
             HOTELS AND CASINOS -- 6.9%
   400,000   Circus Circus Enterprise, 9.250%, 12/01/05..................       409,500
 1,000,000   Hollywood Park, Sr. Sub. Notes, 9.500%, 08/01/07............       992,500
   500,000   Park Place Entertainment, 7.875%, 12/15/05***...............       501,250
 1,000,000   Trump Atlantic City Associates, 1st Mortgage Notes, 11.250%,
               05/01/06..................................................       880,000
                                                                           ------------
                                                                              2,783,250
                                                                           ------------
             FOOD PRODUCTS -- 2.7%
 1,000,000   International Home Foods, Inc., Sr. Sub. Notes, 10.375%,
               11/01/06..................................................     1,078,750
                                                                           ------------
             BUILDING AND DEVELOPMENT -- 3.9%
   900,000   American Builders and Contractors, Sr. Sub. Notes, 10.625%,
               05/15/07..................................................       850,500
   950,000   Desa International, 9.875%, 12/15/07........................       722,000
                                                                           ------------
                                                                              1,572,500
                                                                           ------------
             APPAREL/TEXTILES -- 3.6%
 1,000,000   CMI Industries, 9.500%, 10/01/03............................       960,000
   500,000   Pillowtex Corp., 9.000%, 12/15/07...........................       520,000
                                                                           ------------
                                                                              1,480,000
                                                                           ------------
             BEVERAGE AND TOBACCO -- 2.8%
   875,000   Delta Beverage Group, Inc., Sr. Notes, 9.750%, 12/15/03.....       914,375
   250,000   Eagle Family Foods, 8.7500%, 01/15/08.......................       236,875
                                                                           ------------
                                                                              1,151,250
                                                                           ------------
             BROADCAST/RADIO/T.V. -- 10.1%
 1,000,000   LIN Television Corp., Sr. Sub. Notes, 8.375%, 03/01/08......       997,500
 2,000,000   Paxson Communications, 11.625%, 10/01/02....................     2,030,000
   976,000   SFX Broadcasting, Inc., Sr. Sub. Notes, 10.750%, 05/15/06...     1,077,260
                                                                           ------------
                                                                              4,104,760
                                                                           ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                     (NOTE 1)
---------                                                                  ------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             LEISURE -- 5.6%
$  425,000   Loews Cineplex Entertainment, 8.875%, 08/01/08..............  $    436,687
   500,000   Muzak LP Capital, Sr. Notes, 10.000%, 10/01/03..............       517,500
   500,000   Riddell Sports, Inc., Sr. Notes, 10.500%, 07/15/07..........       475,000
 1,000,000   Samsonite Corp., 10.750%, 06/15/08..........................       850,000
                                                                           ------------
                                                                              2,279,187
                                                                           ------------
             AUTOMOTIVE -- 3.7%
   500,000   Hayes Lemmerz Intl., Inc., 8.250%, 12/15/08***..............       500,000
 1,000,000   Safety Components, Sr. Sub. Notes, 10.125%, 07/15/07........     1,008,750
                                                                           ------------
                                                                              1,508,750
                                                                           ------------
             PACKAGING AND CONTAINERS -- 2.5%
 1,000,000   Stone Container Corp., Sr. Sub. Notes, 12.250%, 04/01/02....     1,002,500
                                                                           ------------
             COSMETICS/TOILETRIES -- 2.3%
   850,000   Chattem, Inc., Sr. Sub. Notes, 12.750%, 06/15/04............       949,875
                                                                           ------------
             FOOD DRUG RETAILER -- 0.6%
   250,000   Duane Reade, Inc., 9.250%, 02/15/08.........................       255,625
                                                                           ------------
             FOOD SERVICES -- 0.6%
   500,000   Colorado Prime Corp., 12.500%, 05/01/04.....................       225,000
                                                                           ------------
             CHEMICALS AND PLASTICS -- 1.6%
   750,000   Sterling Chemicals, Inc., Sr. Sub. Notes, 11.750%,
               08/15/06..................................................       645,000
                                                                           ------------
             CONGLOMERATES -- 3.1%
 1,250,000   Fisher Scientific International, Inc., Sr. Sub. Notes,
               9.000%, 02/01/08..........................................     1,250,000
                                                                           ------------
             FINANCE -- 1.5%
   600,000   Dollar Financial Group, Inc., Sr. Notes, 10.875%,
               11/15/06..................................................       606,750
                                                                           ------------
             UTILITIES -- 3.2%
 1,250,000   Niagara Mohawk Power Corp., Sr. Notes, 7.375%, 07/01/03.....     1,279,688
                                                                           ------------
             ELECTRONICS -- 2.3%
 1,000,000   Viasystems Inc., 9.750%, 06/01/07...........................       950,000
                                                                           ------------
             TOTAL CORPORATE BONDS AND NOTES (Cost $52,296,716)..........    49,909,022
                                                                           ------------
UNITED STATES GOVERNMENT SECURITIES -- 3.2%
             UNITED STATES TREASURY BILLS:
    69,000   4.05%++, 01/14/1999.........................................        68,900
 1,214,000   4.43%++, 01/21/1999.........................................     1,211,073
                                                                           ------------
             TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost
               $1,279,973)...............................................     1,279,973
                                                                           ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                                             VALUE
  SHARES                                                                    (NOTE 1)
  ------                                                                  ------------
COMMON STOCK -- 1.6%
    30,000  Dr. Pepper Bottling Holdings, Class A, (11/01/98, cost
              $27,000)**+...............................................  $    630,000
     1,601  Harvest Foods, Inc., (02/20/1992, cost $36)**+..............         1,601
                                                                          ------------
            TOTAL COMMON STOCK
              (Cost $27,036)............................................       631,601
                                                                          ------------
WARRANTS -- 0.3%
     1,250  Capital Gaming International, Inc., Warrants, expire
              02/01/1999, (02/10/1994, cost $0)**+......................            26
       500  Colorado Prime Holdings, Warrants, expire 12/31/03,
              (07/23/1997, cost $0)**+***...............................         5,000
     1,000  Globalstar Telecom, Warrants, expire 02/15/04, (02/13/1997,
              cost $0)**+***............................................        60,000
       700  MGC Communications, Inc., Warrants, expire 10/01/04,
              (01/1998, cost $0)**+***..................................        21,588
     1,000  Primus Telecom, Warrants, expire 08/01/04, (07/30/1997, cost
              $0)**+....................................................        12,500
    17,370  Star Choice Communications, Warrants, expire 12/15/05,
              (12/18/1997, cost $0)**+..................................        28,661
                                                                          ------------
                                                                               127,775
                                                                          ------------

TOTAL INVESTMENTS (Cost $53,603,725*)............................ 128.1%    51,948,371
OTHER ASSETS AND LIABILITIES (NET)............................... (28.1)   (11,381,772)
                                                                  -----   -------------
NET ASSETS....................................................... 100.0%  $  40,566,599
                                                                  =====   =============

---------------

   *  Aggregate cost for Federal income tax purposes.
  **  Non-income producing security.
 *** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at December 31, 1998 is $759,376 which represents
      1.872% of total net assets.
  ++  Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
     Investments, at value (Cost $53,603,725) (Note 1)
       See accompanying statement..........................................                   $51,948,371
     Cash..................................................................                           533
     Interest receivable...................................................                     1,330,514
     Prepaid expenses......................................................                        10,038
                                                                                              -----------
          Total Assets.....................................................                    53,289,456
LIABILITIES:
     Notes payable (including accrued interest of $143,997) (Note 5).......    $12,643,997
     Investment advisory fee payable (Note 2)..............................         17,285
     Shareholder servicing agent fees payable (Note 2).....................          9,750
     Administration fee payable (Note 2)...................................          3,333
     Custodian fees payable (Note 2).......................................          1,005
     Accrued expenses and other payables...................................         47,487
                                                                               -----------
          Total Liabilities................................................                    12,722,857
                                                                                              -----------
NET ASSETS.................................................................                   $40,566,599
                                                                                              ===========
NET ASSETS consist of:
     Accumulated undistributed net investment income.......................                   $   125,504
     Accumulated net realized loss on investments sold.....................                    (8,031,488)
     Unrealized depreciation of investments................................                    (1,655,354)
     Shares of beneficial interest, $0.01 per share par value,
       issued and outstanding 5,867,796....................................                        58,678
     Paid-in capital in excess of par value................................                    50,069,259
                                                                                              -----------
          Total Net Assets.................................................                   $40,566,599
                                                                                              ===========
NET ASSET VALUE PER SHARE
  ($40,566,599 / 5,867,796 shares of beneficial interest outstanding)......                         $6.91
                                                                                              ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
     Interest...............................................                $ 5,468,893
                                                                            -----------
          Total Investment Income...........................                  5,468,893
EXPENSES:
     Interest expense (Note 5)..............................    $867,617
     Investment advisory fee (Note 2).......................     222,103
     Legal and audit fees...................................      67,165
     Administration fee (Note 2)............................      41,110
     Trustees' fees and expenses (Note 2)...................      30,178
     Shareholder servicing agent fees (Note 2)..............      37,033
     Custodian fees (Note 2)................................      12,407
     Miscellaneous..........................................      42,399
                                                                --------
          Total Expenses....................................                  1,320,012
                                                                            -----------
NET INVESTMENT INCOME.......................................                  4,148,881
                                                                            -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  (Notes 1 and 3):
     Net realized loss on investments sold during the
      year..................................................                 (2,248,607)
     Net unrealized depreciation of investments during the
      year..................................................                 (3,990,241)
                                                                            -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                 (6,238,848)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(2,089,967)
                                                                            ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1998

NET DECREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received........................    $  5,596,423
     Operating expenses paid................................        (481,563)
                                                                ------------
Net cash provided by operating activities...................                    $ 5,114,860
Cash flows from investing activities:
     Increase in short-term securities, net.................        (666,503)
     Purchases of long-term securities......................     (33,041,568)
     Proceeds from sales of long-term securities............      33,343,984
                                                                ------------
Net cash used in investing activities.......................                       (364,087)
                                                                                -----------
Net cash provided by operating and investing activities.....                      4,750,773
Cash flows from financing activities:
     Interest payments on notes payable.....................        (726,694)
     Cash dividends paid*...................................      (4,026,613)
                                                                ------------
Net cash used in financing activities.......................                     (4,753,307)
                                                                                -----------
Net decrease in cash........................................                         (2,534)
Cash -- beginning of year...................................                          3,067
                                                                                -----------
Cash -- end of year.........................................                    $       533
                                                                                ===========
RECONCILIATION OF NET DECREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net decrease in net assets resulting from operations........                    $(2,089,967)
     Interest expense.......................................         867,617
     Decrease in investments................................       5,874,761
     Decrease in interest receivable........................         127,530
     Decrease in prepaid expenses...........................           3,009
     Increase in investment advisory fee payable............           2,086
     Decrease in accrued Trustee's fees and expenses........          (6,504)
     Increase in shareholder servicing agent fees payable...           5,350
     Increase in administration fee payable.................             597
     Decrease in custodian fee payable......................            (345)
     Decrease in accrued expenses and other payables........         (33,361)
                                                                ------------
               Total adjustments............................                      6,840,740
                                                                                -----------
Net cash provided by operating and investing activities.....                    $ 4,750,773
                                                                                ===========

---------------
*Non cash financing activities include reinvestments of dividends of $809,532.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                              YEAR ENDED          YEAR ENDED
                                                           DECEMBER 31, 1998   DECEMBER 31, 1997
                                                           -----------------   -----------------
Net investment income....................................     $ 4,148,881         $ 4,459,941
Net realized gain/(loss) on investments sold during the
  year...................................................      (2,248,607)          1,294,580
Net unrealized appreciation/(depreciation) of investments
  during the year........................................      (3,990,241)            412,056
                                                              -----------         -----------
Net increase/(decrease) in net assets resulting from
  operations.............................................      (2,089,967)          6,166,577
Distributions to shareholders from net investment
  income.................................................      (4,000,621)         (4,485,703)
Distributions to shareholders in excess of net investment
  income.................................................              --            (149,068)
Net increase in net assets from Fund share transactions
  (Note 4)...............................................         809,532             820,897
                                                              -----------         -----------
Net increase/(decrease) in net assets....................      (5,281,056)          2,352,703
NET ASSETS:
Beginning of year........................................      45,847,655          43,494,952
                                                              -----------         -----------
End of year (including undistributed net investment
  income/(distributions in excess of net investment
  income) of $148,260 and $(29,390), respectively).......     $40,566,599         $45,847,655
                                                              ===========         ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                 YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                                 ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                               12/31/98*   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92
                                               ---------   --------   --------   --------   --------   --------   --------
Operating performance:
Net asset value, beginning of year...........   $ 7.96      $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10
                                                ------      ------     ------     ------     ------     ------     ------
Net investment income........................     0.71        0.78       0.78       0.77       0.82       0.87       0.83
Net realized and unrealized gain/(loss) on
 investments.................................    (1.07)       0.30       0.36       0.23      (0.89)      0.71       0.46
                                                ------      ------     ------     ------     ------     ------     ------
Net increase/(decrease) in net assets
 resulting from investment operations........    (0.36)       1.08       1.14       1.00      (0.07)      1.58       1.29
Change in net asset value from Fund share
 transaction.................................       --          --         --         --         --      (0.31)        --
Distributions:
Dividends from net investment income.........    (0.69)      (0.78)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)
Dividends in excess of net investment
 income......................................       --       (0.03)        --         --         --         --         --
Distributions from net realized capital
 gains.......................................       --          --         --         --         --         --         --
                                                ------      ------     ------     ------     ------     ------     ------
Total from distributions.....................    (0.69)      (0.81)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)
                                                ------      ------     ------     ------     ------     ------     ------
Net asset value, end of year.................   $ 6.91      $ 7.96     $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58
                                                ======      ======     ======     ======     ======     ======     ======
Market value, end of year....................   $7.190      $8.313     $8.125     $7.875     $7.125     $7.875     $7.500
                                                ======      ======     ======     ======     ======     ======     ======
Total investment return......................    (5.45)%     13.31%     14.38%     22.72%      0.99%     16.55%(3)  25.70%
                                                ======      ======     ======     ======     ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)...........   $40,567    $45,848    $43,495    $40,636    $38,678    $42,901    $30,024
Ratio of net investment income to average net
 assets......................................     9.37%      10.08%     10.46%     10.32%     10.82%     11.17%     11.00%
Ratio of operating expenses to average net
 assets......................................     1.02%(2)    1.06%(2)   1.10%(2)   1.14%(2)   0.95%(2)   1.09%(2)   1.65%(2)
Portfolio turnover rate(1)...................     62.4%      154.5%     172.2%      79.9%      50.6%     114.3%      40.6%

                                                 YEAR       YEAR       YEAR
                                                ENDED      ENDED      ENDED
                                               12/31/91   12/31/90   12/31/89
                                               --------   --------   --------
Operating performance:
Net asset value, beginning of year...........   $ 5.65     $ 7.38     $ 9.41
                                                ------     ------     ------
Net investment income........................     0.84       0.86       1.13
Net realized and unrealized gain/(loss) on
 investments.................................     1.44      (1.72)     (1.96)
                                                ------     ------     ------
Net increase/(decrease) in net assets
 resulting from investment operations........     2.28      (0.86)     (0.83)
Change in net asset value from Fund share
 transaction.................................       --         --         --
Distributions:
Dividends from net investment income.........    (0.83)     (0.87)     (1.15)
Dividends in excess of net investment
 income......................................       --         --         --
Distributions from net realized capital
 gains.......................................       --         --      (0.05)
                                                ------     ------     ------
Total from distributions.....................    (0.83)     (0.87)     (1.20)
                                                ------     ------     ------
Net asset value, end of year.................   $ 7.10     $ 5.65     $ 7.38
                                                ======     ======     ======
Market value, end of year....................   $6.625     $4.750     $7.000
                                                ======     ======     ======
Total investment return......................    58.61%    (20.89)%   (15.18)%
                                                ======     ======     ======
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)...........  $28,015    $22,283    $29,122
Ratio of net investment income to average net
 assets......................................    12.59%     13.00%     12.78%
Ratio of operating expenses to average net
 assets......................................     2.46%      2.35%      2.28%
Portfolio turnover rate(1)...................     51.2%      34.9%      77.4%

---------------

  * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended December 31, 1998, 1997,
    1996, 1995, 1994, 1993, and 1992, respectively.
(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

     CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO (NY), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. First Data Investor Services Group, Inc. is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

     The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

     Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. First Data Investor Services Group, Inc. serves as the Fund's shareholder servicing agent (transfer agent).

3.  PURCHASE AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended December 31, 1998, amounted to $33,041,568 and $33,343,984, respectively.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $2,009,100, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $2,542,590.

     At December 31, 1998, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $87,838, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $1,209,702.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                           YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 1998    DECEMBER 31, 1997
                                                       ------------------   ------------------
                                                       SHARES     AMOUNT    SHARES     AMOUNT
                                                       ------     ------    ------     ------
Issued as reinvestment of dividends..................  105,562   $809,532   104,665   $820,897
                                                       -------   --------   -------   --------
Net increase.........................................  105,562   $809,532   104,665   $820,897
                                                       =======   ========   =======   ========

5.  NOTES PAYABLE

     The Fund currently has a $12.5 million ("commitment amount") line of credit provided by BankBoston, N.A. (formerly The First National Bank of Boston) (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At December 31, 1998, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the year ended December 31, 1998, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.4688% to 7.0625% and average debt per share of $2.15. For the year ended December 31, 1998, interest expense totaled $867,617 under this Agreement.

6.  CAPITAL LOSS CARRYFORWARD

     Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

     At December 31, 1998, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,716,656, $1,552,171, $330,065, $679,423,
$253,172, and $2,499,736 expiring in 1999, 2000, 2002, 2003, 2004, and 2006 respectively.

7.  CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.  PORTFOLIO MANAGER CHANGES

     At the time of this report last year, Daniel Baldwin was the Portfolio Manager for the Fund until April, 1998. From April, 1998 through September, 1998 the Portfolio Manager was Kevin Rogers of INVESCO (NY), Inc. Previously, Mr. Rogers had been an Analyst with Fidelity Investments from July, 1988 through June, 1997. In September, 1998, Cheng-Hock Lau, the Chief Investment Officer of INVESCO (NY), Inc. -- Fixed Income Group became the Portfolio Manager for the Fund. Prior to joining INVESCO (NY), Inc., Mr. Lau was Senior Portfolio Manager for Global Fixed Income with Fiduciary Trust from 1992 through 1995.

9.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                          NET INCREASE/(DECREASE)
                                                 NET              NET REALIZED AND             IN NET ASSETS
                          INVESTMENT         INVESTMENT        UNREALIZED GAIN/(LOSS)          RESULTING FROM
                            INCOME             INCOME              ON INVESTMENTS                OPERATIONS
                        ---------------    ---------------    ------------------------    ------------------------
                        TOTAL      PER     TOTAL      PER        TOTAL          PER          TOTAL          PER
                        (000)     SHARE    (000)     SHARE       (000)         SHARE         (000)         SHARE
                        ------    -----    ------    -----    -----------    ---------    -----------    ---------
1998 -- QUARTER ENDED
March 31, 1998........  $1,580    $0.27    $1,235    $0.21      $ 1,062       $ 0.18        $ 2,297       $ 0.39
June 30, 1998.........   1,293     0.22       951     0.16       (1,462)       (0.25)          (511)       (0.09)
September 30, 1998....   1,419     0.24     1,075     0.18       (3,239)       (0.56)        (2,164)       (0.37)
December 31, 1998.....   1,176     0.20       887     0.15       (2,600)       (0.44)        (1,713)       (0.29)

1997 -- QUARTER ENDED
March 31, 1997........   1,389     0.24     1,059     0.19         (236)       (0.04)           822         0.14
June 30, 1997.........   1,465     0.26     1,122     0.20        1,145         0.20          2,267         0.40
September 30, 1997....   1,474     0.26     1,128     0.20        1,295         0.22          2,243         0.44
December 31, 1997.....   1,484     0.26     1,151     0.20         (497)       (0.09)           654         0.11

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of CIM High Yield Securities:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of CIM High Yield Securities, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the ten year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities as of December 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended and financial highlights for each of the years in the ten year period then ended, in conformity with generally accepted accounting principles.

                                            /s/ KPMG LLP
New York, New York
February 12, 1999

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan (Unaudited)

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by First Data Investor Services Group, Inc. (the "Agent") as agent under the Plan, unless such shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

     Information concerning the Plan may be obtained by calling First Data Investor Services Group, Inc. at 1-800-331-1710, or by writing the Fund, c/o First Data Investor Services Group, Inc., One Exchange Place, Boston, MA 02109.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS

     At the Annual Meeting of Shareholders, held on October 7, 1998, the following matters were voted on and approved:

                                 PROPOSAL NO. 1

     The election of the following Trustee:

                                               FOR        WITHHELD    UNVOTED
                                               ---        --------    -------
Dr. Bruce H. Olson                          5,063,007*     49,654

           *Represents 86.78% of the outstanding shares of the Fund.

                                 PROPOSAL NO. 2

     To ratify the selection of KPMG LLP as the Fund's independent auditors:

    FOR      AGAINST  ABSTAINED  UNVOTED
    ---      -------  ---------  -------
5,029,269**  22,146    61,247

           **Represents 86.20% of the outstanding shares of the Fund.

                                            CIM

--------------------------------------------------------------------------------
                                            HIGH YIELD SECURITIES

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998
This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus,
circular or representation
intended for use in the
purchase or sale of shares
of the Fund or of any securities
mentioned in the report.

CIM 3192 2/99